UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 17, 2004

WRC MEDIA INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-96119 (Commission File Number)	13-4066536 (IRS Employer Identification No.)

512 Seventh Avenue, 22nd Floor, New York, NY (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code (212) 582-6700

Not Applicable (Former name or former address, if changed since last report)

Item 7.01. Regulation FD Disclosure.

On November 17, 2004, an investor conference call, Martin E. Kenney, Jr., WRC Media Inc.’s Chief Executive Officer issued a statement which is attached as an Exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(c)       Exhibits

99.1	Statement of Martin E. Kenney, Jr. on November 17, 2004 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRC MEDIA INC. (Registrant)
Date: November 17, 2004	By: /s/ Martin E. Kenney, Jr. Name: Martin E. Kenney, Jr. Title: Chief Executive Officer